                                                                EXHIBIT 10.45

                              SECOND AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 26th day of November, 1996, by and among NORCAL WASTE SYSTEMS, INC., a California corporation (the "Borrower"), its Subsidiaries (other than the Excluded Subsidiaries) (collectively, the "Guarantors"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (in its individual capacity, "FNBB"), and the other financial institutions party hereto (collectively, the "Banks"), and FNBB as the agent for the Banks (in such capacity, the "Agent").

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into a Revolving Credit Agreement dated as of November 21, 1995 (as heretofore amended, the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the parties desire to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2.  AMENDMENTS TO SECTION 1 OF THE CREDIT AGREEMENT.

                 (a) Section 1 of the Credit Agreement is hereby amended by inserting therein the following newly defined terms in the appropriate alphabetical sequence:

                 Exchange. Any exchange of assets of a similar type and having a comparable value, as defined in, and in accordance with, Section 1031 of the Code.

                 Maintenance Capital Expenditures. With respect to any period the sum of (a) depreciation expense and (b) amortization expense recognized in such period in connection with landfills operated by the Borrower and its Subsidiaries, but only to the extent included in determining EBITDA for such period.

                 (b) Section 1 of the Credit Agreement is further amended by amending certain defined terms therein as follows:

                 (i) The defined term "Adjusted EBITDA" is hereby amended by deleting from the first sentence thereof the phrase "in the event that the financial statements of such Person have been certified by a reputable certified public accounting firm and furnished to the Agent" and replacing it with the phrase "provided that the aggregate EBITDA of such Persons who have not furnished to the Agent financial statements certified by a reputable certified public accounting firm shall in no event exceed ten percent (10%) of Adjusted EBITDA".

                 (ii) The defined term "Consolidated Cash Flow" is hereby amended by inserting prior to the words "Capital Expenditures" appearing in clause (c) thereof the word "Maintenance".

                 (iii) The defined term "GAAP" is hereby amended by inserting at the end of such defined term the following new clause:

                          except with respect to the accounting treatment of
                 landfill liners which shall be capitalized and amortized based upon the total expected site costs and annualized utilization for the applicable period in accordance with the accounting practices reflected in the consolidated financial statements of the Borrower and its Subsidiaries as of October 31, 1996.

                 (iv) The defined term "Indebtedness" is hereby amended by deleting such definition in its entirety and replacing it with the following new definition:

                          Indebtedness.  Collectively without duplication,
                 whether classified as Indebtedness, an Investment or otherwise on the obligor's balance sheet, (a) all indebtedness for borrowed money or credit obtained or other similar monetary obligation, direct or indirect, (b) all obligations for the deferred purchased price of property or services (other than trade payables not overdue by more than ninety (90) days incurred in the ordinary course of business), (c) all obligations evidenced by notes, bonds, debentures or other similar debt instruments, (d) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations, liabilities and indebtedness under Capitalized Leases, (f) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities,
         (g) all agreements for indemnification, (h) all liabilities or obligations in respect of judgments or awards against such Person, (i) all obligations, liabilities or indebtedness (contingent or otherwise) under surety, performance bonds or any other bonding arrangements, (j) all Indebtedness of others referred to in clauses (a) through (i) above which is guaranteed, or in effect guaranteed, directly or indirectly in any manner, including, without limitation, through an agreement (in each case with respect to Indebtedness of the type referred to in clauses (a) through (i) above) (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling any Person to make payment of such Indebtedness, (C) to supply funds to or in any other manner invest in any Person (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered but excluding any contributions to any Employee Benefit Plan or Multiemployer Plan not otherwise prohibited under the Credit Agreement) or (D) otherwise to assure any Person against loss, and (k) all Indebtedness referred to in clauses (a) through (j) above secured or supported by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured or supported by) any lien or encumbrance on (or other right of recourse to or against) property (including, without limitation, accounts and contract rights), even though the owner of the property has not assumed or become liable, contractually or otherwise, for the payment of such Indebtedness.

                 (v) The defined term "Investments" is hereby amended by deleting the phrase "or other obligation of any other Person" and replacing it with the phrase "or other payment obligation of any Person who is not a Borrower or Guarantor".

         3.   AMENDMENT TO SECTION 7.1(b)(xii) OF THE CREDIT AGREEMENT.
Section 7.1(b)(xii) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and replacing it with the following new subsection:

                 (xii) Unsecured Indebtedness incurred in connection with acquisitions after the date hereof of any stocks of, partnership or joint venture interests in, or assets of any Person and owing to the seller(s) of such stocks, partnership or joint venture interests, or assets; provided that (A) the principal amount of any such Indebtedness owed (when aggregated with all such other Indebtedness permitted pursuant to this Section 7.1(b)(xii)) shall not exceed $25,000,000; (B) the aggregate principal amount of any such Indebtedness owed by the Guarantors shall not exceed

         $10,000,000; (C) the final maturity of any such Indebtedness owed by the Borrower shall extend beyond the Maturity Date; (D) the dollar weighted average life of any such Indebtedness owed by the Borrower shall exceed the remaining period of time until the Maturity Date; (E) no such Indebtedness owed by the Borrower shall be guaranteed by any of the Guarantors; (F) the principal amount of any such Indebtedness owed by the Borrower with respect to any one such acquisition shall not exceed $10,000,000; and (G) the principal amount of any such Indebtedness owed by the Guarantors with respect to any one such acquisition shall not exceed $2,000,000; and provided, further, that such acquisition shall be otherwise permitted pursuant to the terms hereof;

         4. AMENDMENT TO SECTION 7.4(d) OF THE CREDIT AGREEMENT. Section 7.4(d) is hereby amended by deleting clause (iv) thereof and replacing it with the following:

                 (iv) Exchanges in which the book value of the assets transferred by the Borrower or any of its Subsidiaries, when aggregated with the book value of all other Exchanges made by the Borrower or any Subsidiary in any fiscal year, does not exceed $10,000,000, provided that no Exchanges of landfills or of stock, partnership or joint venture interests shall be permitted hereunder, and (v) sales of assets with a book value which, when aggregated with the book value of all other assets sales made pursuant to this Section 7.4(d)(v), does not exceed five percent (5%) of Consolidated Total Assets as set forth in the most recent financial statements delivered to the Banks pursuant to Section 6.4 hereof.

         5. AMENDMENT TO SECTION 7.9 OF THE CREDIT AGREEMENT. Section 7.9 of the Credit Agreement is hereby amended by deleting said section in its entirety and replacing it with the following new section:

                 SECTION 7.9.  CAPITAL EXPENDITURES.   The Borrower AND
         its Subsidiaries shall not make or commit to make annual Capital Expenditures (excluding any acquisition permitted by Section 7.4 hereof but including in the case of Exchanges only the net amount of cash expended by the Borrower or any of its Subsidiaries, if positive, in each Exchange) in any fiscal year which are in an amount in excess of (a) one and six-tenths (1.6) times the sum of depreciation and landfill amortization expense for such fiscal year, plus (b) THE AMOUNT OF ANY Capital Expenditures permitted to be made under clause
         (a) of this Section 7.9 in the previous fiscal year, which were not actually made in such fiscal year.

         6. AMENDMENT TO SECTION 8.1 OF THE CREDIT AGREEMENT. Section 8.1 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:

                 Period                                 Ratio
                 ------                                 -----
             Ending 9/30/97                             4.00:1
             12/31/97 to 9/30/98                        3.75:1
             12/31/98 to Maturity Date                  3.50:1

         7. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Section 8.2 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:

                 Period                                 Ratio
                 ------                                 -----
             Closing Date to 9/30/97                    2.00:1
             12/31/97 to 9/30/98                        2.10:1
             12/31/98 to 9/30/99                        2.20:1
             12/31/99 to Maturity Date                  2.30:1

         8.   AMENDMENTS TO SECTION 12.1 OF THE CREDIT AGREEMENT.  Section
12.1 is hereby amended as follows:

                 (a) Section 12.1(n) of the Credit Agreement hereby amended by deleting at the end of such subsection the word "or".

                 (b) Section 12.1(o) of the Credit Agreement is hereby amended by inserting at the end of such subsection the word "or".

                 (c) Section 12.1 of the Credit Agreement is hereby amended by inserting at the end of such section the following new subsection
(p):

                           (p) if the financial statements, certificates and information delivered by the Borrower to the Banks pursuant to
                  Section 6.4(a) with respect to the fiscal year ended September 30, 1996 materially differ, in the reasonable opinion of the Agent, in any adverse respect from the management prepared financial information for the fiscal year ended September 30, 1996 delivered to the Banks in connection with the bank meeting held November 14, 1996.

         9. AMENDMENT TO EXHIBIT C OF THE CREDIT AGREEMENT. The Credit Agreement is hereby further amended by deleting Exhibit C thereto in its entirety and replacing it with Exhibit C attached hereto.

         10. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors jointly and severally represent and warrant as follows:

         (a) The execution and delivery of this Second Amendment and the Credit Agreement, as modified by this Second Amendment, and the performance of the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings on the part of the respective Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and the Guarantors as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any Guarantor or any agreement or other instrument binding upon the Borrower or any Guarantor. There have been no amendments to the charter documents or bylaws of the Borrower or any Guarantor since November 21, 1995, except as otherwise disclosed to the Banks.

         (b) The execution and delivery of this Second Amendment and the Credit Agreement, as modified by this Second Amendment, and the performance of the transactions contemplated hereby and thereby will result in valid and legally binding obligations of the Borrower and the Guarantors party thereto enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (c) The execution and delivery by the Borrower and the Guarantors of this Second Amendment and the Credit Agreement, as modified by this Second Amendment, and the consummation by the Borrower and the Guarantors of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         (d) The representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Second Amendment were true as of the date as of which they were made and are true at and as of the Effective Date (as such term is defined in Section 16 hereof) with the same effect as if made at and as of that time (except that since the date of the Credit Agreement the Borrower has acquired Butte Disposal & Recycling, Inc., such acquisition having been previously disclosed to the Banks, and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly and solely to an earlier date).

         (e) The Borrower and the Guarantors have performed and complied, and have caused the Borrower's Subsidiaries to perform and comply, with all terms and conditions in the Credit Agreement and this Second Amendment, required to be performed or complied with by them prior to or at the Effective Date, and no default or event of default or condition which would result in a default or event of default has occurred and is continuing. Notwithstanding the foregoing, the Borrower acknowledges that it has not yet delivered to the Agent the stock of Butte Disposal & Recycling, Inc., and has not yet caused such new Subsidiary to become a Guarantor under the Credit Agreement and the other Loan Documents. The Agent and the Banks hereby reserve all of their rights under the Credit Agreement, including the right to declare an Event of Default in the event that such actions are not taken as soon as practicable in accordance with the terms of the Credit Agreement.

         11. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Guarantors hereby confirms that the guaranty contained in Section 27 of the Credit Agreement and its Guaranteed Obligations remain in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

         12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         13. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         14. HEADINGS. Headings or captions used in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         15. EXPENSES. The Borrower and the Guarantors hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Second Amendment (including reasonable legal fees).

         16. EFFECTIVENESS. This Second Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"):

         (a) This Second Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Agent and the Majority Banks; and

         (b) The Borrower shall have paid to the Agent for the pro-rata accounts of each Bank who has executed and delivered this Second Amendment on or before November 26, 1996 an amendment fee in the amount of $1,000 times such Bank's Commitment Percentage.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment under seal as of the date first above written.

                                               THE BORROWER:
                                               -------------

                                               NORCAL WASTE SYSTEMS, INC.


                                               By:  /s/ MICHAEL J. SANGIACOMO
                                                   -----------------------------
                                                        Michael J. Sangiacomo
                                                        President



                                               THE GUARANTORS:
                                               ---------------

                                               ALTA ENVIRONMENTAL SERVICES, INC.
                                               ALTA EQUIPMENT LEASING CO., INC.
                                               AUBURN PLACER DISPOSAL SERVICE
                                               B & J DROP BOX
                                               BUONATERRA, INC.
                                               CITY GARBAGE COMPANY OF EUREKA
                                               CONSOLIDATED ENVIRONMENTAL
                                                   INDUSTRIES, INC.
                                               DEL NORTE DISPOSAL, INC.
                                               DEL NORTE RECOVERY, INC.
                                               DIXON SANITARY SERVICE
                                               ENVIROCAL, INC.
                                               EXCEL ENVIRONMENTAL, INC.
                                               FOOTHILL DISPOSAL CO., INC.
                                               GOLDEN GATE DISPOSAL &
                                                   RECYCLING COMPANY
                                               INTEGRATED ENVIRONMENTAL
                                                   SYSTEMS, INC.
                                               LOS ALTOS GARBAGE COMPANY
                                               MACOR, INC.
                                               MASON LAND RECLAMATION
                                                   COMPANY, INC.


                                               By:  /s/ MICHAEL J. SANGIACOMO
                                                   -----------------------------
                                                        Michael J. Sangiacomo
                                                        President

                                          NORCAL/SAN BERNARDINO,INC.
                                          NORCAL/SAN DIEGO, INC.
                                          NORCAL WASTE SERVICES OF
                                               SACRAMENTO, INC.
                                          NORCAL WASTE SOLUTIONS, INC.
                                          OROVILLE SOLID WASTE DISPOSAL, INC.
                                          SAN BRUNO GARBAGE CO., INC.
                                          SANITARY FILL COMPANY
                                          SOUTH VALLEY REFUSE DISPOSAL, INC.
                                          SOUTHERN HUMBOLDT DISPOSAL
                                               SERVICE, INC.
                                          SUNSET PROPERTIES, INC.
                                          SUNSET SCAVENGER COMPANY
                                          VACAVILLE SANITARY SERVICE
                                          VALLEJO GARBAGE SERVICE, INC.
                                          WEST COAST RECYCLING CO.
                                          WESTERN PLACER RECOVERY COMPANY
                                          YUBA SUTTER DISPOSAL, INC.
                                          ZANKER ROAD RESOURCE
                                               MANAGEMENT CO.


                                          By:  /s/ MICHAEL J. SANGIACOMO
                                              -----------------------------
                                                   Michael J. Sangiacomo
                                                   President


                                          TRI-COUNTY DEVELOPMENT CO., a
                                                   general partnership

                                          By:  NORCAL WASTE SYSTEMS, INC.,
                                                   General Partner


                                          By:  /s/ MICHAEL J. SANGIACOMO
                                              -----------------------------
                                                   Michael J. Sangiacomo
                                                   President

                                          By:  ENVIROCAL, INC., General Partner


                                          By:  /s/ MICHAEL J. SANGIACOMO
                                              -----------------------------
                                                   Michael J. Sangiacomo
                                                   President

                                           VACAVILLE FILL, a general partnership

                                           By:  ALTA ENVIRONMENTAL
                                                SERVICES, INC., General Partner


                                           By:  /s/ MICHAEL J. SANGIACOMO
                                               -----------------------------
                                                    Michael J. Sangiacomo
                                                    President

                                           By:  B & J DROP BOX, General Partner


                                           By:  /s/ MICHAEL J. SANGIACOMO
                                               -----------------------------
                                                    Michael J. Sangiacomo
                                                    President


                                           THE BANKS AND AGENT:
                                           --------------------

                                           THE FIRST NATIONAL BANK OF
                                           BOSTON, individually and as Agent


                                           By:  /s/ TIMOTHY M. LAURION
                                               -----------------------------
                                                    Timothy M. Laurion
                                                    Vice President

                                           THE BANK OF NOVA SCOTIA


                                           By:  /s/ ERIC M. KNIGHT
                                               ---------------------------------
                                                    Eric M. Knight
                                                    Relationship Manager

                                           BANQUE PARIBAS


                                           By:  /s/ NANCI MEYER
                                               ---------------------------------
                                                    Nanci Meyer
                                                    Assistant Vice President


                                           By:  /s/ STANLEY P. BERKMAN
                                               ---------------------------------
                                                    Stanley P. Berkman
                                                    General Partner
                                                    Western Region

                                           BHF-BANK AKTIENGESELLSCHAFT


                                           By:  /s/ PERRY FORMAN
                                               -----------------------------
                                                    Perry Forman
                                                    Vice President

                                           By:  /s/ DAN DOBRJANSKYI
                                               -----------------------------
                                                    Dan Dobrjanski
                                                    Assistant Treasurer



                                           THE LONG-TERM CREDIT BANK OF
                                               JAPAN, LTD.


                                           By:  /s/ JOHN KORTHUIS
                                               -----------------------------
                                                    John Korthuis
                                                    Vice President

                                           By:  /s/ T. MORGAN EDWARDS II
                                               -----------------------------
                                                    T. Morgan Edwards II
                                                    Deputy General Manager



                                           UNION BANK OF CALIFORNIA, N.A.


                                           By:  /s/ JULIE BLOOMFIELD
                                               -----------------------------
                                                    Julie Bloomfield
                                                    Vice President


                                           WELLS FARGO BANK, N.A.


                                           By:  /s/ PETER W. CLARK
                                               -----------------------------
                                                    Peter W. Clark
                                                    Vice President